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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-63685


                        SUPPLEMENT TO THE PROSPECTUS OF
                          TCW/DW MID-CAP EQUITY TRUST
                             DATED JANUARY 30, 1998

     THE FUND AND ITS MANAGEMENT. On February 25, 1999, acting on a proposal in connection with an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Board of Trustees unanimously recommended that the Fund engage Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), the parent company of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), the Fund's current manager, to serve as the Fund's new investment manager and that a new investment management agreement between the Fund and MSDW Advisors (the "New Investment Management Agreement") be submitted to shareholders for approval at a special meeting expected to be held in June 1999. Under the proposed New Investment Management Agreement, MSDW Advisors would be responsible for all of the services that are presently being provided in accordance with the current management agreement between the Fund and MSDW Services (the "Current Management Agreement") and the current advisory agreement between the Fund and TCW Funds Management, Inc. ("TCW") (the "Current Advisory Agreement"), except that the New Investment Management Agreement would provide that MSDW Advisors could, at its own expense, enter into a sub-advisory agreement with another money manager.

     The advisory fee rates MSDW Advisors would charge the Fund under the New Investment Management Agreement would be 0.75% of the Fund's net assets not exceeding $500 million and 0.725% on assets exceeding $500 million. The combined fee rate in effect under the Fund's Current Management and Advisory Agreements is 1.00% of the Fund's net assets and therefore the fee rate under the New Investment Management Agreement would be 0.25% lower with respect to the portion of daily net assets not exceeding $500 million and would be 0.275% lower with respect to the portion of daily net assets exceeding $500 million.

     At the February 25, 1999 meeting, the Trustees also recommended that a new sub-advisory agreement (the "New Sub-Advisory Agreement") between MSDW Advisors and TCW be submitted to shareholders at the same special meeting of shareholders to be held in June 1999. TCW is a wholly-owned subsidiary of The TCW Group, Inc. In return for the services that TCW would render under the New Sub-Advisory Agreement, MSDW Advisors would pay TCW monthly compensation equal to 40% of the compensation it receives under the New Investment Management Agreement.

     At their February 25, 1999 meeting, the Trustees of the Fund also nominated for election or re-election, as appropriate, the following eight nominees to the Fund's Board of Trustees at the June meeting of shareholders:
Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder currently serve as Trustees of the Fund and were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell are nominated to replace Messrs. Argue, DeMartini, Larkin and Stern, who intend to resign as Trustees, and they would commence service at the time the New Investment Management Agreement takes effect. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 84 other investment companies for which MSDW Advisors serves as investment manager or investment advisor.

     Finally, at the February 25, 1999 meeting, the Trustees also voted to change the name of the Fund upon effectiveness of the proposals from "TCW/DW Mid-Cap Equity Trust" to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."

February 25, 1999